UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Silver Point Private Credit Fund

(Exact name of registrant as specified in its charter)

Maryland	000-56819	99-6611702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Greenwich Plaza, Suite 1
Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 542-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2026, Silver Point Private Credit Fund (the “Fund”) adopted Amended and Restated Bylaws to (i) add language in Article II thereof to clarify that the Fund shall hold annual meetings of shareholders only to the extent required by Maryland law, the Investment Company Act of 1940, as amended, or the rules of any stock exchange on which the shares of the Fund are listed and (ii) permit the shareholders to act by written consent in lieu of a meeting of shareholders.

A copy of the Amended and Restated Bylaws of the Fund is filed as Exhibit 3.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Point Private Credit Fund

Date: June 24, 2026	By:	/s/ James Kasmarcik
	Name:	James Kasmarcik
	Title:	Chief Compliance Officer